UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Lancaster Colony Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Polaris Parkway Westerville, Ohio	43082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 224-7141

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of David A. Ciesinski as President and Chief Executive Officer and Director

Effective July 1, 2017, David A. Ciesinski, President and Chief Operating Officer of Lancaster Colony Corporation (the “Company”), will succeed John B. Gerlach, Jr. as Chief Executive Officer of the Company. Mr. Gerlach will continue to serve the Company as Executive Chairman of the Board. As President and Chief Executive Officer of the Company, Mr. Ciesinski will become the Company’s principal executive officer. A copy of the press release announcing Mr. Ciesinski’s election is attached hereto as Exhibit 99.1.

The Company’s Board of Directors also approved the expansion of the size of the Board of Directors from nine to 10 members and elected Mr. Ciesinski as a Class III director, effective July 1, 2017, with a term expiring in 2019.

Amended Employment Terms with David A. Ciesinski

Effective July 1, 2017, Mr. Ciesinski will receive an annual base salary of $750,000, and an annual performance based cash bonus award equal to 100% of his base salary respecting target level performance. All other material terms of Mr. Ciesinski’s employment remain unchanged.

In addition to cash-based compensation, effective July 1, 2017, Mr. Ciesinski will receive an equity award with a total grant date value of $250,000. This equity award will be granted 65% in the form of stock appreciation rights of the Company and 35% in shares of restricted stock. The shares of restricted stock granted to Mr. Ciesinski vest in full on the third anniversary of the grant date. The stock appreciation rights granted to Mr. Ciesinski vest in equal installments on each of the first three anniversaries of the grant date.

Amended Employment Terms with John B. Gerlach, Jr.

Effective July 1, 2017, Mr. Gerlach will receive an annual base salary of $700,000. All other material terms of Mr. Gerlach’s employment remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated May 25, 2017, entitled “Lancaster Colony Corporation Names David A. Ciesinski Chief Executive Officer.”

*	Furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation

Date: May 25, 2017	By:	/s/ Douglas A. Fell
Douglas A. Fell
Treasurer, Vice President, Assistant Secretary, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release, dated May 25, 2017, entitled “Lancaster Colony Corporation Names David A. Ciesinski Chief Executive Officer.”

*	Furnished with this report.